[LOGO] M F S(SM)                                                 Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                             September 30, 1997



MFS(R) UNION STANDARD(R) EQUITY FUND



                               [GRAPHIC OMITTED]



LEARNING FINANCIAL BASICS THE EASY WAY (see page 28)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  5
Fund Facts ................................................................  6
Performance Summary .......................................................  6
Tax Form Summary ..........................................................  8
Portfolio Concentration ...................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 20
Independent Auditors' Report .............................................. 25
MFS Investment Opportunities .............................................. 26
The MFS Family of Funds(R) ................................................ 27
The ABCs of Investing ..................................................... 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 32.27%, WHILE CLASS B, CLASS C, AND CLASS I SHARES EACH PROVIDED A TOTAL RETURN OF 32.51%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BEEN OVERWEIGHTED IN THE HEALTH CARE AND CONSUMER STAPLES SECTORS, WHILE BEING UNDERWEIGHTED IN PAPER, METAL, AND CHEMICAL COMPANIES, BASED ON OUR EXPECTATION FOR A SLOWING ECONOMY.

   o THE FUND'S STOCK SELECTIONS ARE BASED ON FUNDAMENTAL ANALYSIS, BY WHICH WE LOOK FOR QUALITY COMPANIES THAT ARE WELL POSITIONED IN THEIR BUSINESSES, PREFERABLY GROWTH BUSINESSES.

   o THE EQUITY PERFORMANCES OF TWO OF THE FUND'S HOLDINGS, GENERAL ELECTRIC AND COLGATE-PALMOLIVE, HAVE EXCEEDED EXPECTATIONS. GENERAL ELECTRIC HAS BENEFITED FROM A FLIGHT TO QUALITY AND AN ACCELERATING GROWTH RATE, WHILE COLGATE IS A LEADER IN GROWING INTERNATIONAL MARKETS, WITH OVER 75% OF ITS PROFITS COMING FROM OUTSIDE THE UNITED STATES.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. Although the economy appears to be in a modest lull, the money supply is increasing at a rapid rate, and it appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
Chairman and President

October 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Mitchell D. Dynan]

      Mitchell D. Dynan

For the 12 months ended September 30, 1997, Class A shares of the Fund provided a total return of 32.27%, while Class B, Class C, and Class I shares each provided a total return of 32.51%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 34.60% return over the same period for the ACS Labor Sensitivity Index (the
LSI), an unmanaged index of companies selected on the basis of labor-sensitive criteria. The Fund's returns also compare to a 40.45% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PHILOSOPHY?

A. The Fund seeks long-term growth of capital, and generally invests not less than 65% of its total assets in equity securities of companies contained in the LSI. In order to achieve this objective, I manage the Fund conservatively by investing in a number of industries and purchasing a variety of stocks based on their risk-reward tradeoff, without putting too much money in any one industry. The LSI investment universe is relatively conservative compared to the overall market. Technology stocks account for a very small percentage of the Fund because of their limited representation in the LSI. This contributes to low fund volatility. The Fund's turnover is relatively low; I like to hold stocks for the long term and remain fully invested, since it is extremely difficult to time the market.

Q. NOW, COULD YOU EXPLAIN THE FUND'S CURRENT INVESTMENT STRATEGY AND TALK ABOUT HOW THIS STRATEGY AFFECTED PERFORMANCE OVER THE PAST YEAR?

A. The strategy is predicated on the assumptions that U.S. economic growth will slow in 1998 and that interest rates will remain stable. I've invested in companies that I believe are capable of achieving their earnings targets in a slower-growth environment. As a result, the Fund is overweighted in the health care and consumer staples sectors. Conversely, the Fund does not own any auto stocks, which account for about 5% of the LSI. Basic materials, which include paper, metal, and chemical companies, have also been de-emphasized. Unfortunately, this strategy has hurt the Fund's relative performance over the near term. During the third calendar quarter, investors rotated into the cyclical groups. Auto stocks reversed their prior underperformance and handily beat the LSI. Similarly, some of the basic material sectors, like paper companies, rallied sharply. While the Fund's performance lagged the LSI, I've decided to stick to my strategy and not to chase the cyclical stocks. If my economic scenario pans out, the earnings growth of these companies will not be sustainable and investor perceptions will change.

Q. ONCE YOU HAVE DEFINED YOUR STRATEGY, HOW DO YOU DECIDE WHICH STOCKS GO IN THE PORTFOLIO?

A. Stock selection is based on fundamental analysis. I look for high-quality companies that are well positioned in good businesses. The starting point for my analysis is a company's products. I look at the markets in which these products are sold and the company's positioning relative to the competition. At this point in the economic cycle, I'm interested in companies that can deliver consistent growth, so confidence in their earnings outlooks is important. The quality of management is critical in this regard. Can management deliver, and is it shareholder oriented? Once I have completed the fundamental analysis, I assess the valuation of the stock relative to the expected earnings growth rate. I try to establish a price target and determine the upside potential as well as the downside risk. If I can achieve a potential return of 15% to 20% under a reasonable set of assumptions, I will buy the stock.

Q. IF A STOCK REACHES YOUR PRICE TARGET, DO YOU REEVALUATE IT?

A. Yes. This price target discipline forces me to revisit a company's earnings estimates and its valuation relative to the market and its peer group. If the fundamentals are intact, my inclination is to continue to hold it. However, if the stock is excessively valued, I may pare the position. I will also sell the stock if I'm uncomfortable with its fundamentals.

Q. LOOKING AT SPECIFIC STOCKS IN THE PORTFOLIO, COULD YOU TALK ABOUT SOME THAT HAVE PERFORMED BETTER THAN YOU EXPECTED?

A. General Electric did a lot better than I initially thought it would. The stock provided a total return of nearly 40% during the first nine months of 1997, benefiting from a flight to quality and a huge valuation expansion. The earnings growth rate accelerated, which is pretty extraordinary for a company of that size. In addition, 35% to 40% of GE's earnings came from financial services. This area has grown very rapidly and has significantly added to the company's growth.

Another stock that surprised me on the upside was Colgate-Palmolive. All of its businesses seem to be clicking. The toothpaste business is doing very well and experiencing good volume growth. While Colgate is number two in toothpaste sales in the United States, it's number one in almost every other country, and the majority of its operating profits, on the order of 75% to 80%, is made outside the United States. It's very big in Latin America. While the company's U.S. business had been underperforming, it has done a lot better of late under new management, and its Hills pet food business has turned around this year after distribution was realigned. Finally, later this year the company is coming out with a new FDA-approved toothpaste called Total. It's the only toothpaste that can claim to prevent gingivitis, a gum disease. Colgate has been selling Total outside the United States for a number of years, where it has been very successful and has picked up market share. I expect it to do well in this country also.

Q. AND WHAT ABOUT SOME STOCKS THAT HAVE NOT PERFORMED AS WELL AS YOU HAD
   HOPED?

A. Philip Morris was disappointing. The stock was under pressure because of litigation and uncertainty about the settlement between the cigarette industry and the federal government. The outlook is difficult to analyze because it is determined by politics and negotiation. The fundamentals of the business are very good; that's never been an issue. Even though the company has a large food division and a beer division, its biggest business is tobacco. That's its fastest growing and most profitable area.

   Another stock that didn't do well was Johnson & Johnson. It didn't hurt the Fund a lot, but it didn't keep up with the other pharmaceutical companies. Investors are concerned about its growth rate and about competition for some of its medical devices. The company has also had a few disappointments in the new-drug area.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU EXPECT, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. My view of the economy is based on the current longevity of the recovery and high consumer debt levels. The proliferation of credit cards and the aggressiveness of credit card companies in granting credit to individuals could have negative ramifications for the economy in the future. Global economies are a mixed bag. Japan and a number of Asian economies are weak. In Europe, the United Kingdom is fine, but France and Germany still have double-digit unemployment and their economies are soft. Business conditions in Latin America are mixed, with some companies complaining about weak demand for their products in Brazil.

   Most investment professionals have been surprised by the strength of the U.S. equity market during 1997. The favorable combination of moderate economic growth and low inflation, along with the unrelenting flow of money into mutual and pension funds, has propelled the market higher. I don't know what will happen to the U.S. stock market over the next year, but it is probably a good bet that the returns of the last three years won't be repeated in 1998. During the next 12 months, I will continue to manage the Fund using the strategy I have outlined and invest in high-quality companies that can, I believe, generate consistent earnings growth.

/s/ Mitchell D. Dynan
    Mitchell D. Dynan
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   MITCHELL D. DYNAN JOINED THE MFS RESEARCH DEPARTMENT IN 1986. A GRADUATE OF TUFTS UNIVERSITY, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987 AND VICE PRESIDENT - INVESTMENTS IN 1988. MR. DYNAN BECAME PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND IN 1997.

FUND FACTS

  OBJECTIVE:             THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM
                         GROWTH OF CAPITAL.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  JANUARY 14, 1994

  CLASS INCEPTION:       CLASS A  AUGUST 8, 1997
                         CLASS B  AUGUST 11, 1997
                         CLASS C  AUGUST 11, 1997
                         CLASS I  JANUARY 14, 1994

  SIZE:                  $69.1 MILLION NET ASSETS AS OF SEPTEMBER 30, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Union Standard Equity Fund -- Class I shares in comparison to various market indicators. Class I share performance results have no initial sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 1, 1994, through September 30, 1997)

            MFS Union
Period   Standard Equity   Consumer Price        S&P 500          ASC Labor
  End    Fund - Class I     Index - U.S.     Composite Index   Sensitivity Index
  ---    --------------     ------------     ---------------   -----------------
2/01/94     $10,000           $10,000            $10,000           $ 9,689
9/30/94       9,442            10,219              9,800             9,676
9/29/95      11,727            10,479             12,716            12,340
9/30/96      14,185            10,793             15,301            14,784
9/30/97      18,797            11,019             21,490            19,889

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 1997

                                                                               1 Year            3 Years      Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class A)
  including 5.75% sales charge (SEC results)                                  +24.69%            +23.27%            +17.26%
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class A)
  at net asset value                                                          +32.27%            +25.72%            +19.14%
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class B) with CDSC
  (SEC results)                                                               +28.51%            +25.17%            +18.69%
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class B)
  at net asset value                                                          +32.51%            +25.80%            +19.20%
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class C) with CDSC
  (SEC results)                                                               +31.51%            +25.80%            +19.20%
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class C)
  at net asset value                                                          +32.51%            +25.80%            +19.20%
-----------------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund (Class I)
  at net asset value                                                          +32.51%            +25.80%            +19.20%
-----------------------------------------------------------------------------------------------------------------------------
ACS Labor Sensitivity Index(+)                                                +34.60%            +27.17%            +20.64%
-----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(++)                                     +40.45%            +29.92%            +24.00%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Price Index(++)(**)                                                  + 2.10%            + 2.55%            + 2.73%
-----------------------------------------------------------------------------------------------------------------------------
 (*) For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1997.
 (+) Source: AIM.
(++) Source: CDA/Wiesenberger.
(**) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class A, Class B, and Class C share results include the performance and the operating expenses of the Fund's Class I shares for periods prior to the inception of Class A, Class B, and Class C shares. Because operating expenses attributable to Class I shares are lower than those of Class A, Class B, and Class C shares, Class A, Class B, and Class C share performance generally would have been lower than Class I share performance. The Class I share performance included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares. The Class I share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $4,359,399 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED SEPTEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS WAS 98.4%.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1997

TOP 10 HOLDINGS

GENERAL ELECTRIC CO.                         PHILIP MORRIS COS., INC.
Diversified manufacturing and services       Tobacco, food, and beverage
conglomerate                                 conglomerate

EXXON CORP.                                  LOCKHEED-MARTIN CORP.
International oil and gas company            Aerospace/defense contractor

BRISTOL-MYERS SQUIBB CO.                     MOBIL CORP.
Pharmaceutical products company              International oil and gas company

MERCK & CO., INC.                            JOHNSON & JOHNSON
Pharmaceutical products company              Health care and pharmaceutical
                                             products company
COCA-COLA CO.
International soft drink company             TYCO INTERNATIONAL LTD.
                                             Fire protection, packaging, and
                                             electronic equipment manufacturing
                                             company

LARGEST SECTORS

          Other Sectors                       22.2%
          Consumer Staples                    19.3%
          Industrial Goods and Services       15.9%
          Utilities and Communications        14.5%
          Energy                              11.9%
          Health Care                         11.3%
          Miscellaneous                        4.9%
           (Conglomerates, special
             products/services)

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - September 30, 1997

Stocks - 96.7%

ISSUER                                                 SHARES            VALUE
------------------------------------------------------------------------------
Aerospace - 6.2%
  General Dynamics Corp.                               13,200      $ 1,150,050
  Goodrich (B.F.) Co.                                  15,400          696,850
  Lockheed-Martin Corp.                                16,661        1,776,479
  United Technologies Corp.                             8,400          680,400
                                                                   -----------
                                                                   $ 4,303,779
------------------------------------------------------------------------------
Banks and Credit Companies - 3.2%
  BankAmerica Corp.                                    18,200      $ 1,334,288
  Firstar Corp.                                        24,800          899,000
                                                                   -----------
                                                                   $ 2,233,288
------------------------------------------------------------------------------
Building - 0.9%
  Sherwin Williams Co.                                 21,800      $   641,738
------------------------------------------------------------------------------
Business Services - 1.3%
  First Data Corp.                                     23,300      $   875,206
------------------------------------------------------------------------------
Chemicals - 3.3%
  Air Products & Chemicals, Inc.                       10,100      $   837,669
  duPont (E.I.) de Nemours & Co., Inc.                 23,500        1,446,718
                                                                   -----------
                                                                   $ 2,284,387
------------------------------------------------------------------------------
Conglomerates - 3.5%
  Allied Signal, Inc.                                  18,200      $   773,500
  Tyco International Ltd.*                             19,900        1,633,044
                                                                   -----------
                                                                   $ 2,406,544
------------------------------------------------------------------------------
Construction Services - 1.2%
  Martin Marietta Materials, Inc.                      22,599      $   813,564
------------------------------------------------------------------------------
Consumer Goods and Services - 5.2%
  Clorox Co.                                            9,200      $   681,950
  Colgate-Palmolive Co.                                13,400          933,813
  Philip Morris Cos., Inc.                             46,950        1,951,359
                                                                   -----------
                                                                   $ 3,567,122
------------------------------------------------------------------------------
Electrical Equipment - 8.0%
  Emerson Electric Co.                                 11,900      $   685,737
  General Electric Co.                                 62,900        4,281,131
  Honeywell, Inc.                                       8,500          571,094
                                                                   -----------
                                                                   $ 5,537,962
------------------------------------------------------------------------------
Entertainment - 0.9%
  Disney (Walt) Co.                                     7,800      $   628,875
------------------------------------------------------------------------------
Food and Beverage Products - 13.0%
  Anheuser Busch Cos, Inc.                             18,000      $   812,250
  Campbell Soup Co.                                    13,600          666,400
  Coca-Cola Co.                                        34,700        2,114,531
  Heinz (H.J.) Co.                                     14,600          674,338
  Hershey Foods Corp.                                  11,100          627,150
  Interstate Bakeries Corp.                            22,600        1,549,512
  Nabisco Holdings Corp.                               16,500          702,281
  PepsiCo., Inc.                                       27,200        1,103,300
  Ralston-Ralston Purina Co.                            8,200          725,700
                                                                   -----------
                                                                   $ 8,975,462
------------------------------------------------------------------------------
Forest and Paper Products - 0.5%
  Kimberly-Clark Corp.                                  7,300      $   357,244
------------------------------------------------------------------------------
Medical and Health Products - 10.9%
  American Home Products Corp.                          9,200      $   671,600
  Bristol-Myers Squibb Co.                             35,000        2,896,250
  Johnson & Johnson                                    29,600        1,705,700
  Merck & Co., Inc.                                    22,800        2,278,575
                                                                   -----------
                                                                   $ 7,552,125
------------------------------------------------------------------------------
Oils - 11.5%
  Chevron Corp.                                        18,300      $ 1,522,331
  Exxon Corp.                                          56,100        3,593,906
  Mobil Corp.                                          23,100        1,709,400
  Texaco, Inc.                                         18,200        1,118,163
                                                                   -----------
                                                                   $ 7,943,800
------------------------------------------------------------------------------
Printing and Publishing - 1.1%
  Gannett Co., Inc.                                     7,100      $   766,356
------------------------------------------------------------------------------
Railroads - 1.2%
  Burlington Northern Santa Fe Railway Co.              8,400      $   811,650
------------------------------------------------------------------------------
Restaurants and Lodging - 2.6%
  HFS, Inc.*                                           13,200      $   982,575
  Promus Hotel Corp.*                                  18,800          842,475
                                                                   -----------
                                                                   $ 1,825,050
------------------------------------------------------------------------------
Stores - 2.4%
  American Stores Co.                                  26,400      $   643,500
  Rite Aid Corp.                                       17,600          975,700
                                                                   -----------
                                                                   $ 1,619,200
------------------------------------------------------------------------------
Supermarkets - 3.9%
  Kroger Co.*                                          43,400      $ 1,310,138
  Safeway, Inc.*                                       25,300        1,375,687
                                                                   -----------
                                                                   $ 2,685,825
------------------------------------------------------------------------------
Telecommunications - 1.9%
  Corning, Inc.                                        13,800      $   652,050
  Lucent Technologies, Inc.                             8,100          659,138
                                                                   -----------
                                                                   $ 1,311,188
------------------------------------------------------------------------------

Utilities - Electric - 4.9%
  Cinergy Corp.                                        19,800      $   662,063
  CMS Energy Corp.                                     24,200          895,400
  FPL Group, Inc.                                      13,600          697,000
  Nipsco Industries, Inc.                              14,400          606,600
  Pinnacle West Capital Corp.                          16,200          544,725
                                                                   -----------
                                                                   $ 3,405,788
------------------------------------------------------------------------------
Utilities - Gas - 2.3%
  Columbia Gas System, Inc.                            12,300      $   861,000
  Consolidated Natural Gas Co.                         12,600          733,163
                                                                   -----------
                                                                   $ 1,594,163
------------------------------------------------------------------------------
Utilities - Telephone - 6.8%
  AT&T Corp.                                           31,200      $ 1,382,550
  BellSouth Corp.                                      27,600        1,276,500
  SBC Communications, Inc.                             22,214        1,363,384
  Sprint Corp.                                         13,300          665,000
                                                                   -----------
                                                                   $ 4,687,434
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $47,917,525)                        $66,827,750
------------------------------------------------------------------------------
Short-Term Obligation - 3.1%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
------------------------------------------------------------------------------
  Student Loan Marketing Assn., due 10/01/97,
    at Amortized Cost                                 $ 2,100      $ 2,100,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $50,017,525)                   $68,927,750
Other Assets, Less Liabilities - 0.2%                                  155,793
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $69,083,543
------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $50,017,525)               $68,927,750
  Cash                                                                    59,498
  Receivable for Fund shares sold                                          3,847
  Dividend receivable                                                     97,000
  Deferred organization expenses                                           6,568
  Other assets                                                             5,297
                                                                     -----------
      Total assets                                                   $69,099,960
                                                                     -----------

Liabilities:
  Payable to affiliates -
    Management fee                                                   $     3,664
    Distribution and service fee                                             106
    Administrative fee                                                        84
  Accrued expenses and other liabilities                                  12,563
                                                                     -----------
      Total liabilities                                              $    16,417
                                                                     -----------
Net assets                                                           $69,083,543
                                                                     ===========
Net assets consist of:
  Paid-in capital                                                    $44,185,517
  Unrealized appreciation on investments                              18,910,225
  Accumulated undistributed net realized gain on investments           5,491,563
  Accumulated undistributed net investment income                        496,238
                                                                     -----------
      Total                                                          $69,083,543
                                                                     ===========
Shares of beneficial interest outstanding                             4,205,566
                                                                      =========
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $68,527,006 / 4,171,627 shares of beneficial
    interest outstanding)                                              $16.43
                                                                       ======
Class A shares:
  Net asset value per share
    (net assets of $536,016 / 32,690 shares of beneficial
    interest outstanding)                                              $16.40
                                                                       ======
  Offering price per share (100/94.25)                                 $17.40
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $16,676 / 1,015 shares of beneficial interest
    outstanding)                                                       $16.43
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,845 / 234 shares of beneficial interest
    outstanding)                                                       $16.43
                                                                       ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 1,162,826
    Interest                                                             79,074
                                                                    -----------
      Total investment income                                       $ 1,241,900
                                                                    -----------

  Expenses -

    Management fee                                                  $   385,300
    Trustees' compensation                                                5,000
    Shareholder servicing agent fee                                       3,428
    Shareholder servicing agent fee (Class I)                             1,006
    Distribution and service fee (Class A)                                  137
    Distribution and service fee (Class B)                                    5
    Distribution and service fee (Class C)                                    1
    Distribution and service fee (Class I)                               72,264
    Administrative fee                                                    5,527
    Registration fee                                                     77,342
    Auditing fees                                                        29,985
    Printing                                                             29,461
    Custodian fee                                                        27,787
    Legal fees                                                            9,813
    Amortization of organizational expenses                               4,949
    Miscellaneous                                                         4,223
                                                                    -----------
      Total expenses                                                $   656,228
    Reduction of expenses by investment adviser                         (75,246)
    Fees paid indirectly                                                 (4,716)
                                                                    -----------
      Net expenses                                                  $   576,266
                                                                    -----------
        Net investment income                                       $   665,634
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $ 5,385,099
  Change in unrealized appreciation on investments                   10,238,878
                                                                    -----------
        Net realized and unrealized gain on investments             $15,623,977
                                                                    -----------
          Increase in net assets from operations                    $16,289,611
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                               1997           1996
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   665,634    $   650,753
  Net realized gain on investments                                5,385,099      5,562,093
  Net unrealized gain on investments                             10,238,878      2,783,940
                                                                -----------    -----------
    Increase in net assets from operations                      $16,289,611    $ 8,996,786
                                                                -----------    -----------

Distributions declared to shareholders -

  From net investment income (Class I)                          $  (679,585)   $  (535,470)
  From net realized gain on investments (Class I)                (5,134,200)      (957,583)
                                                                -----------    -----------
    Total distributions declared to shareholders                $(5,813,785)   $(1,493,053)
                                                                -----------    -----------
Net increase in net assets from Fund share transactions         $ 9,289,953    $ 5,972,119
                                                                -----------    -----------
        Total increase in net assets                            $19,765,779    $13,475,852
Net assets:
  At beginning of period                                         49,317,764     35,841,912
                                                                -----------    -----------
  At end of period (including accumulated undistributed net
    investment income of $496,238 and $510,189, respectively)   $69,083,543    $49,317,764
                                                                ===========    ===========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,                 PERIOD ENDED
                                                          ----------------------------------------         SEPTEMBER 30,
                                                            1997             1996             1995                 1994*
------------------------------------------------------------------------------------------------------------------------
                                                      CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $13.85           $11.85           $ 9.64                $10.00
                                                          ------           ------           ------                ------

Income from investment operations# -
  Net investment income(S)                                $ 0.17           $ 0.18           $ 0.17                $ 0.12
  Net realized and unrealized gain (loss) on
   investments                                              4.01             2.25             2.14                 (0.48)
                                                          ------           ------           ------                ------
      Total from investment operations                    $ 4.18           $ 2.43           $ 2.31                $(0.36)
                                                          ------           ------           ------                ------

Less distributions declared to shareholders -
  From net investment income

                                                          $(0.19)          $(0.15)          $(0.10)               $ --
  From net realized gain on investments                    (1.41)           (0.28)            --                    --
                                                          ------           ------           ------                ------
      Total distributions declared to shareholders        $(1.60)          $(0.43)          $(0.10)               $ --
                                                          ------           ------           ------                ------
Net asset value - end of period                           $16.43           $13.85           $11.85                $ 9.64
                                                          ======           ======           ======                ======
Total return                                              32.51%           20.96%           24.21%               (3.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                 0.97%            1.00%            1.00%                 1.00%+
  Net investment income                                    1.12%            1.36%            1.58%                 1.55%+
Portfolio turnover                                           49%              81%             125%                   48%
Average commission rate###

                                                         $0.0589          $0.0562          $ --                  $ --
Net assets at end of period (000 omitted)                $68,527          $49,318          $35,842               $22,184

  *For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)Effective February 1, 1997, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, which include all Fund expenses except for the management fee and distribution and service fees, at not more than
   0.20% of the Fund's average daily net assets. Prior to February 1, 1997, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                 $ 0.15           $ 0.18           $ 0.16                $ 0.07
    Ratios (to average net assets):
      Expenses##                                           1.11%            1.03%            1.12%                 1.64%+
      Net investment income                                0.98%            1.33%            1.49%                 0.91%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                        SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------
                                                                                    CLASS A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $16.13
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.03
  Net realized and unrealized gain on investments                                      0.24
                                                                                     ------
      Total from investment operations                                               $ 0.27
                                                                                     ------
Net asset value - end of period                                                      $16.40
                                                                                     ======
Total return(+) 1.67%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                            1.20%+
  Net investment income                                                               0.86%+
Portfolio turnover                                                                      49%
Average commission rate                                                             $0.0589
Net assets at end of period (000 omitted)                                           $   536

  *For the period from the commencement of the Fund's offering of Class
   A shares, August 8, 1997, through September 30, 1997.
  +Annualized.
 ++Not annualized.
(+)Total return for Class A shares does not include the applicable sales charge. If the charge had been included, the result would have been lower.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the other expenses of the Fund, which include all Fund expenses except for the management fee and distribution and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over the limitation, the net investment income per share and the ratios would have been:
    Net investment income                                                            $ 0.03
    Ratios (to average net assets):
      Expenses##                                                                      1.34%+
      Net investment income                                                           0.72%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                        SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------
                                                                                    CLASS B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $16.24
                                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                                             $(0.01)
  Net realized and unrealized gain on investments                                      0.20
                                                                                     ------
      Total from investment operations                                               $ 0.19
                                                                                     ------
Net asset value - end of period                                                      $16.43
                                                                                     ======
Total return 1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                            1.85%+
  Net investment loss                                                               (0.37)%+
Portfolio turnover                                                                      49%
Average commission rate                                                             $0.0589
Net assets at end of period (000 omitted)                                           $    17

   *For the period from the commencement of the Fund's offering of Class
    B shares, August 11, 1997, through September 30, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The investment adviser voluntarily agreed to maintain the other expenses of the Fund, which include all Fund expenses except for the management fee and distribution and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss $(0.01) Ratios (to average net assets):
      Expenses##                                                                      1.99%+
      Net investment loss                                                           (0.52)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                        SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------
                                                                                    CLASS C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $16.24
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.01
  Net realized and unrealized gain on investments                                      0.18
                                                                                     ------
      Total from investment operations                                               $ 0.19
                                                                                     ------
Net asset value - end of period                                                      $16.43
                                                                                     ======
Total return 1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                            1.85%+
  Net investment income                                                               0.63%+
Portfolio turnover                                                                      49%
Average commission rate                                                             $0.0589
Net assets at end of period (000 omitted)                                           $     4
  *For the period from the commencement of the Fund's offering of Class
   C shares, August 11, 1997, through September 30, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the other expenses of the Fund, which include all Fund expenses except for the management fee and distribution and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                            $ 0.01
    Ratios (to average net assets):
      Expenses##                                                                      1.99%+
      Net investment income                                                           0.49%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1997, there were no differences between book and tax accounting.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $172,601.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $0 for the year ended September 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $87 for the year ended September 30, 1997. Fees incurred under the distribution plan during the year ended September 30, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5 and $1 for Class B and Class C shares, respectively, for the year ended September 30, 1997. Fees incurred under the distribution plan during the year ended September 30, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Prior to August 1, 1997, the Fund's distribution plan provided that the Fund would pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of Class I shares. Prior to August 1, 1997, the fee was 0.15%.

Effective August 1, 1997, Class I shares do not pay a distribution and service fee.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to August 1, 1997, the fee was calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $31,264,771 and $28,163,636 respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $50,022,393
                                                                  ===========
Gross unrealized appreciation                                     $18,976,595
Gross unrealized depreciation                                         (71,238)
                                                                  -----------
Net unrealized appreciation                                       $18,905,357
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class I Shares
                                       YEAR ENDED SEPTEMBER 30, 1997      YEAR ENDED SEPTEMBER 30, 1996
                                       -----------------------------      -----------------------------
                                             SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                 271,272       $4,159,884        1,592,667       $20,580,394
Shares issued to shareholders in
  reinvestment of distributions             420,378        5,717,146          116,989         1,449,495
Shares reacquired                           (79,961)      (1,132,439)      (1,173,568)      (16,057,770)
                                            -------       ----------       ----------       -----------
    Net increase                            611,689       $8,744,591          536,088       $ 5,972,119
                                            =======       ==========       ==========       ===========

Class A Shares
                                    PERIOD ENDED SEPTEMBER 30, 1997*
                                    --------------------------------
                                             SHARES           AMOUNT
--------------------------------------------------------------------
Shares sold                                  32,873         $527,833
Shares reacquired                              (183)          (2,893)
                                             ------         --------
    Net increase                             32,690         $524,940
                                             ======         ========

Class B Shares
                                   PERIOD ENDED SEPTEMBER 30, 1997**
                                   ---------------------------------
                                             SHARES           AMOUNT
--------------------------------------------------------------------
Shares sold                                   1,015          $16,553

Class C Shares
                                   PERIOD ENDED SEPTEMBER 30, 1997**
                                   ---------------------------------
                                             SHARES           AMOUNT
--------------------------------------------------------------------
Shares sold                                     234           $3,869

 *For the period from the commencement of the Fund's offering of Class A shares,
  August 8, 1997, through September 30, 1997.
**For the period from the commencement of the Fund's offering of Class B and Class C shares, August 11, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1997, was $587.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Union Standard Trust and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series constituting MFS Union Standard Trust) as of September 30, 1997, the related statement of operations for the year the then ended, the statement of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for each of the years in the four-year period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 31, 1997



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                 INVESTOR INFORMATION
A. Keith Brodkin*                        For MFS stock and bond market
Chairman and President                   outlooks, call toll free:
                                         1-800-637-4458 anytime from a
Nelson J. Darling, Jr.                   touch-tone telephone.
Trustee, Eastern Enterprises
                                         For information on MFS mutual funds,
William R. Gutow                         call your financial adviser or, for an
Private Investor;                        information kit, call toll free:
Senior Vice President, Capitol           1-800-637-2929 any business day from 9
Entertainment                            a.m. to 5 p.m. Eastern time (or leave
                                         a message anytime).
INVESTMENT ADVISER
Massachusetts Financial Services         INVESTOR SERVICE
Company                                  MFS Service Center, Inc.
500 Boylston Street                      P.O. Box 2281
Boston, MA 02116-3741                    Boston, MA 02107-9906

DISTRIBUTOR                              For general information, call toll free
MFS Fund Distributors, Inc.              1-800-225-2606 any business day from
500 Boylston Street                      8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                         For service to speech- or
PORTFOLIO MANAGER                        hearing-impaired, call toll free:
Mitchell D. Dynan*                       1-800-637-6576 any business day from 9
                                         a.m. to 5 p.m. Eastern time. (To use
TREASURER                                this service, your phone must be
W. Thomas London*                        equipped with a Telecommunications
                                         Device for the Deaf.)
ASSISTANT TREASURERS
Mark E. Bradley*                         For share prices, account balances,
Ellen Moynihan*                          and exchanges, call toll free:
James O. Yost*                           1-800-MFS-TALK (1-800-637-8255)
                                         anytime from a touch-tone telephone.
SECRETARY
Stephen E. Cavan*                        WORLD WIDE WEB
                                         www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*
                                         [DALBAR   For the fourth year in a row,
CUSTODIAN                                LOGO]    MFS earned a #1 ranking in the
State Street Bank and Trust Company           DALBAR, Inc. Broker/Dealer Survey,
                                         Main Office Operations Service Quality
AUDITORS                                 Category. The firm achieved a 3.42
Deloitte & Touche LLP                    overall score on a scale of 1 to 4 in
                                         the 1997 survey. A total of 111 firms
                                         responded, offering input on the
                                         quality of service they received from
                                         29 mutual fund companies nationwide.
                                         The survey contained questions about
                                         service quality in 11 categories,
                                         including "knowledge of operations
                                         contact," "keeping you informed,"
                                         "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

MFS(R) UNION STANDARD(R)                                  --------------
EQUITY FUND                                                  Bulk Rate
                                                           U.S. Postage
500 Boylston Street                                            Paid
Boston, MA 02116-3741                                          MFS
                                                          --------------
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                                                 UNE-2 11/97 5M  84/284/384/884